FEBRUARY 6, 2018 Earnings Summary Fourth Quarter and Fiscal Year 2017 EXHIBIT 99.2

2 SAFE HARBOR This document contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the impact of the acquisitions we have made and commercial partnerships we have established; our ability to execute on our strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on February 17, 2017, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation.

3 4Q17 HIGHLIGHTS ◦ 4Q17 sales grew 14% from a year ago and 1% sequentially, reflecting growth across the portfolio and the fifth consecutive record quarter: ◦ Specialty Chemicals and Engineered Materials sales grew 13% from a year ago, achieving it 4th consecutive quarter of record sales and reflecting strength in advanced deposition, specialty materials, and specialty gases ◦ Microcontamination Control sales grew 17% from a year ago, reflecting strength in liquid filtration and purification, as well gas filtration solutions ◦ Advanced Materials Handling sales grew 11% from a year ago, reflecting growth in fluid handling and wafer shipper solutions ◦ 4Q17 GAAP Loss Per Share was $0.20 reflecting the one-time effects of tax reform; non-GAAP EPS of $0.42 grew 75% from the prior year; ◦ Generated record quarterly adjusted EBITDA of $97 million, or approx. 28% of revenue, and free cash flow of $60 million; ◦ In November, the Company raised $550 million of senior notes at 4.625% interest; the Company used the proceeds to retire its existing $360 million/6% senior notes; ◦ Subsequent to the quarter, in January the Company acquired Particle Sizing Systems, LLC, a provider of particle sizing instrumentation for liquid applications in both semiconductor and life science industries, for $37 million in cash; The acquisition is expected to be accretive to 2018 earnings.

4 FY2017 HIGHLIGHTS ◦ Fiscal 2017 sales grew 14% from a year ago, reflecting record performances for all three divisions: ◦ Specialty Chemicals and Engineered Materials sales grew 13% ◦ Microcontamination Control sales grew 20% ◦ Advanced Materials Handling sales grew 10% ◦ Exceeded our financial commitment for 2017 to grow our bottom-line at twice the rate of our top line on a Non- GAAP basis; ◦ Achieved GAAP net income of $85.1 million, or GAAP EPS of $0.59, which included amortization of $44.0 million, asset impairment charges of $13.2 million, $2.7 million of severance expenses, $20.7 million related to the refinancing of senior notes, and $66.7 million related to the effects of the Tax Cuts and Jobs Act; ◦ Non-GAAP net income of $206.3 million, or $1.44 per share, grew 53% from the prior year; ◦ Increased EBITDA by 35% to $357.1 million, or 27% of revenue, and recorded free cash flow of $200.0 million; ◦ Expanded our capital allocation strategy to include a quarterly dividend and ongoing share repurchases; Paid down $100 million of our term loan and ended the year with a net leverage ratio of .1x.

$ in millions, except per share data 4Q17 4Q17 Guidance 3Q17 4Q16 4Q17 over 4Q16 4Q17 over 3Q17 Net Revenue $350.6 $335 to $345 $345.6 $308.5 13.6% 1.4% Gross Margin 46.7% 45.0% 42.7% Operating Expenses $92.5 $90 to $92 $94.8 $86.9 6.4% (2.4%) Operating Income $71.2 $60.7 $44.9 58.6% 17.3% Operating Margin 20.3% 17.6% 14.6% Tax Rate 167.6% 18.4% 24.6% Net (Loss) Income ($28.3) $43 to $50 $40.9 $26.1 (208.4%) (169.2%) (Loss) earnings per diluted share ($0.20) $0.30 to $0.35 $0.28 $0.18 (211.1%) (171.4%) 5 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data Q417 4Q17 Guidance 3Q17 4Q16 4Q17 over 4Q16 4Q17 over 3Q17 Net Revenue $350.6 $335 to $345 $345.6 $308.5 13.6% 1.4% Adjusted Gross Margin2 46.7% 46.2% 42.7% Non-GAAP Operating Expenses3 $81.5 $79 to $81 $78.4 $76.0 3.2% 0% Adjusted Operating Income $82.2 $81.1 $55.8 46.1% 0.5% Adjusted Operating Margin 23.4% 23.5% 18.1% Non-GAAP Tax Rate4 18.9% 22.3% 24.7% Non-GAAP Net Income5 $59.7 $50 to $57 $57.0 $34.3 74.1% 4.7% Non-GAAP EPS $0.42 $0.35 to $0.40 $0.40 $0.24 75.0% 5.0% 6 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment and severance charges. 3. Non-GAAP Operating Expenses exclude amortization expense, severance charges and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, severance charges, loss on debt extinguishment and impairment of assets. SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1

$ in millions, except per share data Fiscal Year Ended December 31, 2017 Fiscal Year Ended December 31, 2016 Year-over-Year Net Revenue $1,342.5 $1,175.3 14.2% Gross Margin 45.4% 43.3% Operating Expenses $367.2 $353.2 4.0% Operating Income $241.8 $155.5 55.5% Operating Margin 18.0% 13.2 % Tax Rate 54.0% 19.0% Net Income $85.1 $97.1 (12.4%) EPS $0.59 $0.68 (13.2%) 7 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data Fiscal Year Ended December 31, 2017 Fiscal Year Ended December 31, 2016 Year-over-Year Net Revenue $1,342.5 $1,175.3 14.2% Adjusted Gross Margin2 45.8% 43.8% Non-GAAP Operating Expenses3 $316.1 $306.9 3.0% Adjusted Operating Income $298.9 $208.0 43.7% Adjusted Operating Margin 22.3% 17.7% Non-GAAP Tax Rate4 22.2% 22.9% Non-GAAP Net Income5 $206.3 $132.8 55.3% Non-GAAP EPS $1.44 $0.94 53.2% 8 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1 – YEAR TO DATE 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment and severance charges. 3. Non-GAAP Operating Expenses exclude amortization expense, severance charges and impairment of equipment and intangibles. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, severance charges, loss on debt extinguishment and impairment of assets.

9 1. Represents diluted earnings (loss) per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. EARNINGS (LOSS) PER SHARE1 $0.18 ($0.20) $0.24 $0.42 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 4Q16 4Q17 EPS: 4Q17 vs. 4Q16 GAAP Non-GAAP $0.68 $0.59 $0.94 $1.44 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 FY16 FY17 FY2017 vs. FY2016 GAAP Non-GAAP

RESULTS BY SEGMENT1 10 1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. 2. Segment profit for SCEM for 3Q17 includes a charge for severance of $14K. 3. Segment profit for MC for Q317 includes a charge for severance of $196K. Segment profit for MC for 2Q17 includes charges for impairment of equipment and severance of $884K and $559K, respectively. 4. Segment profit for AMH for 2Q17 includes charges for impairment of equipment of $2,286K. Segment profit for AMH for 3Q17 includes charges for impairment of equipment and severance totaling $5,221K. 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 4Q16 1Q17 2Q17 3Q17 4Q17 Specialty Chemicals and Engineered Materials Segment2 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 4Q16 1Q17 2Q17 3Q17 4Q17 Microcontamination Control Segment3 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 4Q16 1Q17 2Q17 3Q17 4Q17 Advanced Materials Handling Segment4 Sales Adj. Op. margin $ in millions

REVENUE BY GEOGRAPHY: STRONG GROWTH IN SOUTH KOREA AND CHINA 11 N. America Southeast Asia Taiwan FY2017 Revenue by Geography Revenue = $1,342.5 million $169.5M $120.5M Europe Japan China South Korea 6% 14% 26% 9% 49% 13% -1% Southeast Asia Europe China Japan South Korea N. America Taiwan -5% 5% 15% 25% 35% 45% 55% FY2017 vs. FY2016 Growth Rate $110.8M $148.9M $286.3M $289.6M $216.9M

$ in millions 4Q17 3Q17 4Q16 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $625.4 31.6% $435.2 24.8% $406.4 23.9% Accounts Receivable, net $183.4 9.3% $183.4 10.4% $165.7 9.7% Inventories $198.1 10.0% $193.3 11.0% $183.5 10.8% Net PP&E $359.5 18.2% $346.7 19.7% $321.6 18.9% Total Assets $1,976.2 $1,757.7 $1,699.5 Current Liabilities1 $291.0 14.7% $269.9 15.4% $261.6 15.4% Long-term debt, excluding current maturities $574.4 29.1% $411.5 23.4% $484.7 28.5% Total Liabilities $983.2 49.8% $739.4 42.1% $800.3 47.1% Total Shareholders’ Equity $993.0 50.2% $1,018.4 57.9% $899.2 52.9% AR – DSOs 47.7 48.4 49.0 Inventory Turns 3.8 3.9 3.8 12 1. Current Liabilities in 4Q17, 3Q17 and 4Q16 includes $100 million of current maturities of long term debt, respectively. SUMMARY – BALANCE SHEET ITEMS

13 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. ADJUSTED EBITDA MARGIN1 $264 $357 22.4% 26.6% 0 50 100 150 200 250 300 350 2016 2017 Adjusted Annual EBITDA Adj. EBITDA in $M Adj. EBITDA as % of Sales $70 $76 $97 22.7% 23.9% 26.8% 27.7% 27.7% 0 40 80 4Q16 1Q17 2Q17 3Q17 4Q17 Adjusted EBITDA and EBITDA Margin Adj. EBITDA in $M Adj. EBITDA as % of Sales $88 $96

$ in millions 4Q17 3Q17 4Q16 Beginning Cash Balance $435.2 $405.6 $411.8 Cash from operating activities $85.7 $89.0 $57.1 Capital expenditures ($25.7) ($25.4) ($20.0) Proceeds from long-term debt 550.0 - - Payments on long-term debt ($385.0) ($25.0) ($25.0) Payments for debt extinguishment costs ($16.2) - - Repurchase and retirement of common stock ($10.0) ($10.0) ($4.0) Dividend payments ($9.9) - - Other investing activities $0.1 $0.9 $0.1 Other financing activities ($5.5) $0.5 $0.8 Effect of exchange rates $6.7 ($0.4) ($14.3) Ending Cash Balance $625.4 $435.2 $406.4 Free Cash Flow1 $60.1 $63.6 $37.1 Adjusted EBITDA $97.2 $95.9 $70.1 CASH FLOWS 14 1. Free cash flow equals cash from operations less capital expenditures.

OUTLOOK 15 1. Non-GAAP operating expenses exclude amortization. In 1Q18, amortization is estimated to be approximately $11 million, or $0.05 per share. $ in millions, except per share data 1Q18 Guidance 4Q17 Actual 1Q17 Actual Net Revenue $355 to $365 $350.6 $317.4 Operating Expenses $94 to $96 $92.5 $88.7 Net Income (Loss) $49 to $56 ($28.3) $32.5 Earnings (Loss) Per Diluted Share $0.34 to $0.39 ($0.20) $0.23 $ in millions, except per share data 1Q18 Guidance 4Q17 Actual 1Q17 Actual Net Revenue $355 to $365 $350.6 $317.4 Non-GAAP Operating Expenses1 $83 to $85 $81.5 $77.7 Non-GAAP Net Income $56 to $63 $59.7 $40.8 Non-GAAP EPS $0.39 to $0.44 $0.42 $0.28 Non-GAAP GAAP

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 16

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT 17 Three months ended Twelve months ended December 31, 2017 December 31, 2016 September 30, 2017 December 31, 2017 December 31, 2016 Net Sales $350,562 $308,502 $345,591 $1,342,532 $1,175,270 Gross profit-GAAP $163,679 $131,800 $155,407 $608,985 $508,691 Adjustments to gross profit: Severance related to organizational realignment - - 740 740 431 Impairment of equipment - - 3,364 5,330 5,826 Adjusted gross profit $163,679 $131,800 $159,511 $615,055 $514,948 Gross margin - as a % of net sales 46.7% 42.7% 45.0% 45.4% 43.3% Adjusted gross margin - as a % of net sales 46.7% 42.7% 46.2% 45.8% 43.8% $ in thousands

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands	Three months ended			Twelve months ended	
Segment profit-GAAP	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Specialty Chemicals and Engineered Materials	$35,898	$25,919	$34,647	$132,859	$96,060
Microcontamination Control	44,666	31,719	43,984	160,715	110,042
Advanced Materials Handling	23,240	16,644	16,882	77,971	73,452
Total segment profit	103,804	74,282	95,513	371,545	279,554
Amortization of intangible assets	11,020	10,938	11,051	44,023	44,263
Unallocated expenses	21,632	18,439	23,807	85,705	79,755
Total operating income	$71,152	$44,905	$60,655	$241,817	$155,536

	Three months ended			Twelve months ended	
Adjusted segment profit	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Specialty Chemicals and Engineered Materials[1]	$35,898	$25,919	$34,661	$132,873	$96,759
Microcontamination Control[2]	44,666	31,719	44,180	162,354	110,779
Advanced Materials Handling[3]	23,240	16,644	22,103	85,478	80,247
Total segment profit	103,804	74,282	100,944	380,705	287,785
Amortization of intangible assets[4]	-	-	-	-	-
Unallocated expenses[5]	21,632	18,439	19,867	81,765	79,755
Total adjusted operating income	$82,172	$55,843	$81,077	$298,940	$208,030

1. Adjusted segment profit for SCEM for the three months ended September 30, 2017 and the twelve months ended December 31, 2017 excludes charges for severance related to organizational realignment of $14K. Adjusted segment profit for Specialty Chemicals and Engineered Materials for the twelve months ended December 31, 2016 excludes charges for severance related to organizational realignment of $699K.
2. Adjusted segment profit for MC excludes charges for impairment of equipment and severance related to organizational realignment of $196K for the three months ended September 30, 2017. Adjusted segment profit for MC excludes impairment of equipment and charges for severance related to organizational realignment of $1,639K and $737K for the twelve months ended December 31, 2017 and 2016, respectively.
3. Adjusted segment profit for AMH excludes charges for impairment of equipment and severance related to organizational realignment of $5,221K for the three months ended September 30, 2017. Adjusted segment profit for AMH excludes charges for impairment of equipment and severance related to organizational realignment of $7,507 and $6,795 for the twelve months ended December 31, 2017 and 2016, respectively.
4. Adjusted amortization of intangible assets excludes amortization expense of $11,020K, $10,938K, and $11,051K for the three months ended December 31, 2017, December 31, 2016 and September 30, 2017, respectively, and $44,023K and $44,263K for the twelve months ended December 31, 2017 and 2016, respectively.
5. Adjusted unallocated expenses excludes charges for impairment of intangibles and severance related to organizational realignment of $3,940K for the three months ended September 30, 2017 and the twelve months ended December 31, 2017.

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Entegris

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA

$ in thousands	Three months ended			Twelve months ended	
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Net sales	$350,562	$308,502	$345,591	$1,342,532	$1,175,270
Net (loss) income	($28,341)	$26,098	$40,902	$85,066	$97,147
Adjustments to net (loss) income:					
Income tax expense	70,264	8,521	9,248	99,665	22,852
Interest expense, net	7,533	8,983	7,599	31,628	36,528
Other expense (income), net	21,696	1,303	2,906	25,458	(991)
GAAP - Operating income	71,152	44,905	60,655	241,817	155,536
Severance	-	-	2,141	2,700	2,405
Impairment of equipment and intangibles[1]	-	-	7,230	10,400	5,826
Amortization of intangible assets	11,020	10,938	11,051	44,023	44,263
Adjusted operating income	82,172	55,843	81,077	298,940	208,030
Depreciation	15,035	14,303	14,785	58,208	55,623
Adjusted EBITDA	$97,207	$70,146	$95,862	$357,148	$263,653
Adjusted operating margin	23.4%	18.1%	23.5%	22.3%	17.7%
Adjusted EBITDA - as a % of net sales	27.7%	22.7%	27.7%	26.6%	22.4%

1. Includes product line impairment charges of $3,364K classified as cost of sales for the three months ended September 30, 2017. Includes product line impairment charges of $5,330K and $5,826K classified as cost of sales for the twelve months ended December 31, 2017 and 2016, respectively.
Includes intangible impairment charge of $3,866K classified as selling general and administrative expense for both the three months ended September 30, 2017 and twelve months ended December 31, 2017.
Includes product line impairment charge of $320K classified as selling general and administrative expense for the twelve months ended December 31, 2017.
Includes product line impairment charge of $884K classified as engineering, research and development expense for the twelve months ended December 31, 2017.

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Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP (LOSS) EARNINGS PER SHARE 20 Three months ended Twelve months ended December 31, 2017 December 31, 2016 September 30, 2017 December 31, 2017 December 31, 2016 GAAP net (loss) income ($28,341) $26,098 $40,902 $85,066 $97,147 Adjustments to net (loss) income: Severance - - 2,141 2,700 2,405 Impairment of equipment and intangibles1 - - 10,030 13,200 5,826 Loss on debt extinguishment 20,687 - - 20,687 - Gain on sale of equity investment - - - - (156) Amortization of intangible assets 11,020 10,938 11,051 44,023 44,263 Tax effect of adjustments to net income and discrete items (10,385) (2,742) (7,135) (26,046) (16,637) Tax effect of Tax Cuts and Jobs Act 66,713 - - 66,713 - Non-GAAP net income $59,694 $34,294 $56,989 $206,343 $132,848 Diluted (loss) earnings per common share ($0.20) $0.18 $0.28 $0.59 $0.68 Effect of adjustments to net (loss) income $0.61 $0.06 $0.11 $0.85 $0.25 Diluted non-GAAP earnings per common share $0.42 $0.24 $0.40 $1.44 $0.94 $ in thousands, except per share data 1. Includes product line impairment charges of $3,364K classified as cost of sales for the three months ended September 30, 2017. Includes product line impairment charges of $5,330K and $5,826K classified as cost of sales for the twelve months ended December 31, 2017 and 2016, respectively. Includes intangible impairment charge of $3,866K classified as selling general and administrative expense for both the three months ended September 30, 2017 and the twelve months ended December 31, 2017. Includes product line impairment charge of $320K classified as selling general and administrative expense for the twelve months ended December 31, 2017. Includes product line impairment charge of $884K classified as engineering, research and development expense for the twelve months ended December 31, 2017. Includes product line impairment charge of $2,800K classified as other expense for both the three months ended September 30, 2017 and the twelve months ended December 31, 2017.

GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417
Sales												
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562
Segment Profit												
SCEM	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 18,811	$ 25,919	$ 28,140	$ 34,174	$ 34,647	$ 35,898
MC	19,874	20,605	21,926	20,671	18,140	28,566	31,617	31,719	35,581	36,484	43,984	44,666
AMH	19,679	20,860	15,786	10,094	18,911	22,519	15,378	16,644	18,276	19,573	16,882	23,240
Total Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 65,806	$ 74,282	$ 81,997	$ 90,231	$ 95,513	$ 103,804
Segment Profit Margin												
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.0%	23.4%	24.6%	28.2%	27.8%	28.6%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	33.4%	32.1%	35.6%	34.9%	37.9%	38.6%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	15.8%	16.8%	17.8%	18.9%	16.1%	21.2%

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Entegris

NON-GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217	Q317	Q417
Sales												
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174	$ 124,522	$ 125,339
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407	116,113	115,650
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421	104,956	109,573
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002	$ 345,591	$ 350,562
Adjusted Segment Profit												
SCEM[1]	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 19,510	$ 25,919	$ 28,140	$ 34,174	$ 34,661	$ 35,898
MC[2]	19,874	20,605	21,926	20,671	18,140	28,566	32,354	31,719	35,581	37,927	44,180	44,666
AMH[3]	19,679	20,860	15,786	10,094	18,911	22,519	22,173	16,644	18,276	21,859	22,103	23,240
Total Adj. Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 74,037	$ 74,282	$ 81,997	$ 93,960	$ 100,944	$ 103,804
Adjusted Segment Profit Margin												
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.7%	23.4%	24.6%	28.2%	27.8%	28.6%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	34.2%	32.1%	35.6%	36.3%	38.0%	38.6%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	22.8%	16.8%	17.8%	21.1%	21.1%	21.2%

1. Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699K. Adjusted segment profit for SCEM for Q317 excludes charges for severance of $14K.
2. Adjusted segment profit for MC for Q316 excludes charges for severance of $737K. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884K and $559K, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196K.
3. Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826K and $969K, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286K. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364K and $1,857K, respectively.

22 Entegris